Exhibit 10.1

Purchase and Sale Contract

Chailease Finance Co., Ltd. (CFC) (hereinafter referred to as "Party A")

Contracting Party

Applied Optoelectronics, Inc., Taiwan Branch (hereinafter referred to as "Party B")

WHEREAS in consideration of the following Subject Matter purchased by Party A from Party B, the Parties agree to enter into the Agreement as follows:

Section 1 Subject Matter, Specifications, and Quantity:

Name, Label, Specification, Type, Quantity, and Unit
Asset	Asset description	QTY
153100000460	Laser welding machine (AA-ASl-100) 153100002140	1
153100002141	Laser_welder	1
153100002142	Laser_welder	1
153100002143	Laser_welder	1
153100002144	Laser_welder	1
153100000989	BERT I MP1800A	1
153100000990	BERT I MP1800A	1
153100000627	BERT +SCOPE MP2100	1
153100000628	BERT +SCOPE MP2100	1
153100000624	. BERT+SCOPE MP2100	1
153100000625	BERT+SCOPE MP2100	1
153100000626	BERT+SCOPE MP2100	1
153100001949	Wavelength Meter/Wl Meter :MP861208	3
159100000340	BERT ( IJ filil)IMP1800A	1
153100000597	BERT+ Scope /MP2100 (Anntsu)	1
153100000598	BERT+Scope /MP2100 (Anntsu)	1
153100000599	BERT+Scope IMP2100 (Anntsu)	1
153100000600	BERT+ Scope IMP2100 (Anntsu)	1
153100000897	BERT+ Scope/MP2100	1
153100000898	BERT +ScopeiMP2100	1
153100000899	BERT+ScopeiMP2100	1
153100000900	BERT+ScopeiMP2100	1
153100001365	lx4 switchiEOS-104-1-MG-2	1
153100001366	lx4 swttch/E05- 104·1·MG 2	1
153100001367	lx4 switch/EOS-104·1 MG·2	1
153100001306	DCA module 86105C	1
153100001307	DCA module 86105C	1
153100001308	DCA module B6105C	1
153100001309	DCA module 86105C	1
153100000993	DCA module I 8610SC	1
153100000994	DCA module I 86105C	1
153100001107	DCA modulei86105C	1
153100001108	DCA module/86105C	1
153100001109	DCA module/8610SC	1
153100001110	DCA module/86105(	1
153100001111	DCA module/86105C	1
153100001154	DCA module 8610SC/8610SC	1
153100001155	DCA module 86105C/86105C	1
153100001156	DCA module 8610SC/86105C	1
153100001157	DCA module 86105(/86105(	1
153100001158	DCA module 8610SCI86105C	1
153100001159	DCA module 8610SC/8610SC	1
153100001160	DCA modu l e 8610SC/86105C	1
153100000675	DCA Module (86105(/100)	1
153100000676	DCA Module (86105(/100)	1
153100000677	DCA Module (86105CI100)	1
153100000678	DCA Module (86105CI100)	1
153100000679	DCA Module (8610SCI100}	1
153100000832	DCA Module (86105(/100)	1
153100000833	DCA Module (86105CI100}	1
153100000876	DCA Module (8610SCI100)	1
153100000538	DCA module 8610SC/86105C	1
153100000539	DCA module 86105C/86105C	1
153100000540	DCA module 8610SC/86105C	1
153100000541	DCA module 8610SCI86105C	1
153100000542	DCA module 86105C/86105C	1

Section 2 Contract Price: ONE HUNDRED FIFTEEN MILLION TWO HUNDRED FORTY THOUSAND NINE HUNDRED and THREE New Taiwan Dollar ($115,240,903), Tax not Included

Section 3 Place of delivery: upon the date of signing, title to the Subject Matter shall be transferred to Party A, provided that the Subject matter is still under Party B's possession or delivered to any third party designated by Party A; and any expense for its installation and transportation shall be at Party B's expense.

Section 4 Payment: upon transfer of the Subject Matter to Party A, Party A shall make payment of goods to Party B or any third party designated by Party B.

Section 5 Party B agrees that, upon close of sale of the Subject Matter, in case of any defect or nonconforming in its design or manufacture, resulting in loss of general or desired utility or malfunction, Party B will repair it at its own expense without any dispute.

Section 6 Party B warrants that the title to the Subject Matter belongs to party B without any mortgage, conditional sale, interest in possession trust, or any other encumbrance created by any third party, or any involvement in any other liability, if the warranty is breached, Party B shall assume all civil or criminal liability.

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Section 7 Party B warrants that, selling of the Subject Matter to Party A must be in compliance with Section 185.1.2 of the Company Act, which provides that such action requires attendance of shareholders representing more than two thirds of total shares issued at the annual general meeting and consent of more than half of voting rights by shareholders present or, in case of a public-listed company, attendance of shareholders representing more than half of total shares issued and consent of more than two thirds of voting rights by shareholders present.

Section 8 In witness whereof, this Agreement is executed in duplicate and the Parties each are provided with one copy.

Section 9 In case of any dispute arising out of the Agreement, the Parties agree to accept Shihlin District Court in Taiwan as the trial court.

Contracting Parties

Party A: Chailease Finance Co., Ltd.

Legal Representative: 陳其忠

Party B: Applied Optoelectronics, Inc., Taiwan Branch

Legal Representative: 林誌祥

June, 30th, 104 Year of Republic of China

Repurchase after Sale (L08) / Lease back after Sale (L08) /2014.01

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